UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2007

China Water and Drinks Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-131131 (Commission File Number)	20-2304161 (IRS Employer Identification No.)

17, J Avenue Yijing Garden, Aiguo Road, Louhu District, Shenzhen City, PRC
(Address of principal executive offices and zip code)

+86-0755-2552 6332
(Registrant’s telephone number including area code)

Ugods, Inc.
9101 West Sahara, Suite 105
Las Vegas, NV 89117
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 15, 2007, China Water and Drinks Inc., a Nevada corporation, (the “Company”), issued a press release announcing the commencement of trading (effective June 18, 2007) of its common stock under a new trading symbol, CWDK. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER AND DRINKS INC.

By:	/s/Chen Xing Hua
Name: Chen Xing Hua Title: Chief Executive Officer

Dated: June 18, 2007